EXHIBIT 10.26

                           TRANSFER AGENT INSTRUCTIONS


November 29, 2001


INTERSTATE TRANSFER COMPANY
6084 SO 900 EAST
SUITE 101
SALT LAKE CITY, UT 84121

      ATTN: JANICE PATTERSON

      RE: OCEAN POWER CORPORATION

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of November __, 2001, by and between Ocean Power Corporation, a Delaware corporation (the "COMPANY"), and Cornell Capital Partners, LP (the "BUYER"), pursuant to which the Company shall sell to the Buyer up to Five Hundred Thousand Dollars ($500,000) of the Company's convertible debentures, which shall be convertible into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). The shares of Common Stock to be converted thereunder are referred to herein as, the "CONVERSION SHARES." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, and a Company Confirmation of Conversion Notice delivered on behalf of the Company by David Gonzalez, Esq., in the form attached hereto as Exhibit II.

      Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Company Confirmation of Conversion Notice to the Buyer and to you, which confirmation shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions and the Company Confirmation of Conversion Notice. Upon your receipt of a copy of the executed Conversion Notice and a copy of the applicable Company Confirmation of Conversion Notice, you shall use your best efforts to, within two (2) Trading Days following the date of receipt of the Company Confirmation of Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Company Confirmation of Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. ("TRADING DAY" shall mean any day on which the Nasdaq Market is open for customary trading.)

      The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit III attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit IV attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

      The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Interstate Transfer Company as the Company's transfer agent without the prior written consent of Cornell Capital Partners, LP.

      The Company and Interstate Transfer Company acknowledge that the Buyer is relying on the representations and covenants made by the Company and Interstate Transfer Company hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Interstate Transfer Company further acknowledge that without such representations and covenants of the Company and Interstate Transfer Company made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.


                                    * * * * *

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.


                                    THE COMPANY:

                                    OCEAN POWER CORPORATION

                                    By: /s/ Joseph Maceda
                                        ----------------------------------------
                                    Name: Joseph Maceda
                                    Title: Chief Executive Officer


                                    CORNELL CAPITAL PARTNERS, LP

                                    By:  Yorkville Advisors, LLC
                                    Its:  General Partner

                                    By: /s/ Mark A. Angelo
                                        ----------------------------------------
                                    Name:  Mark A. Angelo
                                    Title:  Portfolio Manager

                                    /s/ David Gonzalez
                                    -------------------------------
                                    DAVID GONZALEZ, ESQ.


ACKNOWLEDGED AND AGREED:
INTERSTATE TRANSFER COMPANY

By:_________________________________

Name:_______________________________

Title:______________________________

                                    EXHIBIT I
                                    ---------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------

                            FORM OF CONVERSION NOTICE

      Reference is made to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") between Ocean Power Corporation (the "COMPANY") and Cornell Capital Partners, LP, dated November __, 2001. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company for the amount indicated below as of the date specified below.

      Conversion Date:
                                          ------------------------------------


      Amount to be converted:            $
                                          ------------------------------------


Please confirm the following information:

      Conversion Price per share:        $
                                          ------------------------------------


      Number of shares of Common Stock to be issued:
                                                    --------------------------

Please issue the shares of Common Stock in the following name and to the following address:

      Issue to:
                                          ------------------------------------
                                          ------------------------------------
                                          ------------------------------------


      Authorized Signature:               ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------
                                          Phone #:
                                                  ----------------------------

      Broker DTC Participant Code:
                                          ------------------------
      Account Number*:
                                          ------------------------

     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                   EXHIBIT II
                                   ----------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------

                FORM OF COMPANY CONFIRMATION OF CONVERSION NOTICE

      Reference is made to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") between Ocean Power Corporation (the "COMPANY") and Cornell Capital Partners, LP, dated November ___, 2001. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby confirms and authorizes the issuance of shares of common stock, par value $0.01 per share (the "COMMON STOCK") of the Company, in connection with the Conversion Notice (as defined in the Securities Purchase Agreement) attached hereto. Specifically, the Company hereby confirms the following information:

      Conversion Date:
                                          ------------------------------------

      Amount to be converted:
                                          ------------------------------------

      Conversion Price per share:         $
                                          ------------------------------------


      Number of shares of Common
      Stock to be issued:
                                          ------------------------------------


The shares of Common Stock shall be issued in the name and to the address as set forth in the applicable Conversion Notice.


      Authorized Signature
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------
                                          Phone #:
                                                  ----------------------------
                                          Fax #:
                                                ------------------------------

                                   EXHIBIT III
                                   -----------
                         TO TRANSFER AGENT INSTRUCTIONS
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


________ __, 2001

___________________________


RE: OCEAN POWER CORPORATION

Ladies and Gentlemen:

       We are counsel to Ocean Power Corporation, a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of November __, 2001 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and Cornell Capital Partners, LP (the "BUYER") pursuant to which the Company has agreed to sell to the Buyer up to Five Hundred Thousand Dollars ($500,000.00) of convertible debentures, which shall be convertible into shares (the "CONVERSION SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), , in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of November __, 2001, with the Buyer (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2001, the Company filed a Registration Statement (File No. ___-_________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

       In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2001 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

       The Buyer have  confirmed  it shall comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.

                                    Very truly yours,
                                    [Company Counsel]
                                    By:____________________

                                   EXHIBIT IV
                                   ----------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------

                                 FORM OF OPINION
                                 ---------------


____________ ___, 2001



VIA FACSIMILE AND REGULAR MAIL
------------------------------


Re:   TORQUE ENGINEERING CORPORATION
      ------------------------------

Ladies and Gentlemen:

We have acted as special counsel to Ocean Power Corporation (the "COMPANY") in connection with the registration of ___________shares (the "SHARES") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form S-___, as amended (the "REGISTRATION Statement"), filed by the Company with the SEC on _________ ___, 2001. The Company filed the Registration Statement on behalf of certain selling stockholders (the "SELLING STOCKHOLDERS"). This opinion relates SOLELY to the Selling Shareholders listed on EXHIBIT "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2001.

We understand that the Selling Stockholders acquired, or will acquire, the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling
Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ______________________________ may remove the restrictive legends contained on the Shares. This opinion relates SOLELY to the number of Shares set forth opposite the Selling Stockholders listed on EXHIBIT "A" hereto.

This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,



KIRKPATRICK & LOCKHART LLP




cc:   Mr. Joseph Maceda

                                   EXHIBIT "A"
                                   -----------

                         (LIST OF SELLING STOCKHOLDERS)




NAME:                                   NO. OF SHARES:
-----                                   --------------